                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K/A
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 1997


                             APPAREL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                        0-23138                95-4374952
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)



           2300 SOUTH EASTERN AVENUE, CITY OF COMMERCE, CALIFORNIA 90040
                      (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (213) 725-4955


FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:

                    AMERICAN CINEMASTORES INC.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a ), (b) Financial Statements of Business Acquired; Pro Forma Financial Information.

        The Registrant is filing this Amendment to correct the pro forma financial statements previously filed by the Registrant on June 30, 1997, reflecting the acquisition by the Registrant of Susan Burrowes, Ltd.

(c)     Exhibits.

        American CinemaStores Inc. and Susan Burrowes Limited unaudited pro forma condensed combined financial statements.




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                          AMERICAN CINEMASTORES, INC.

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

            AMERICAN CINEMASTORES, INC. AND SUSAN BURROWES, LIMITED
                  PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                       FOR THE PERIOD ENDED MAY 31, 1997
                   AMERICAN CINEMASTORES, INC. (AUDITED) AND
                        SUSAN BURROWES, LTD. (UNAUDITED)

                                       ASSETS

                                                            SUSAN       COMBINED     PRO FORMA         PRO FORMA
                                                          BURROWES     -----------  ADJUSTMENTS        COMBINED
                                            AMERICAN     -----------   (UNAUDITED)  -----------       -----------
                                          CINEMASTORES   (UNAUDITED)                (UNAUDITED)       (UNAUDITED)
                                          ------------
Current Assets
  Cash and equivalents..................  $    155,319   $     3,656   $   158,975  $   983,500(3)    $ 1,142,475
  Accounts receivable (net).............       101,645       103,808       205,453                        205,453
  Notes receivable......................       300,000        50,080       350,080      (50,080)(4)       300,000
  Inventory (net).......................        28,180       275,597       303,777                        303,777
  Prepaid and other.....................       --             94,493        94,493       50,080 (4)       144,573
                                          ------------   -----------   -----------  -----------       -----------
Total current assets....................       585,144       527,634     1,112,778      983,500         2,096,278
Property, plant and equipment (net).....        84,359       289,599       373,958                        373,958
Goodwill................................       244,699       --            244,699    1,507,326(5)      1,752,025
Other assets............................        11,750        28,847        40,597                         40,597
                                          ------------   -----------   -----------  -----------       -----------
Total assets............................  $    925,092   $   846,080   $ 1,771,172  $ 2,490,826       $ 4,262,858
                                          ------------   -----------   -----------  -----------       -----------
                                          ------------   -----------   -----------  -----------       -----------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable......................  $    147,782   $ 1,392,847   $ 1,540,629                    $ 1,540,629
  Accrued liabilities...................       205,794       104,903       310,697                        310,697
  Notes payable.........................       150,267        11,720       161,987                        161,987
  Convertible debt......................       200,000                     200,000      --                200,000
  Due to factor.........................                     793,936       793,936                        793,936
                                          ------------   -----------   -----------  -----------       -----------
Total current liabilities...............       703,843     2,303,406     3,007,249                      3,007,249
Stockholders' equity
  Preferred stock.......................       --            --            --
  Common Stock..........................         8,251        25,000        33,251      (19,800)(6)        13,451
  Additional paid in capital............     8,593,211       --          8,593,211    1,028,300(7)      9,621,511
  Retained earnings (deficit)...........    (8,379,353)   (1,482,326)   (9,861,679)   1,482,326(8)     (8,379,353)
                                          ------------   -----------   -----------  -----------       -----------
Total stockholders' equity..............       222,109    (1,457,326)   (1,235,217)   2,490,826         1,225,609
                                          ------------   -----------   -----------  -----------       -----------
Total liabilities and stockholders'
  equity................................  $    925,092   $   846,080   $ 1,771,172  $ 2,490,826       $ 4,262,858
                                          ------------   -----------   -----------  -----------       -----------
                                          ------------   -----------   -----------  -----------       -----------

   See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                          AMERICAN CINEMASTORES, INC.

            AMERICAN CINEMASTORES, INC., AND SUSAN BURROWES, LIMITED
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
               FOR THE TWELVE MONTH PERIOD ENDED MAY 31, 1997 FOR
                   AMERICAN CINEMASTORES, INC. (AUDITED) AND
                        SUSAN BURROWES, LTD. (UNAUDITED)

                                                            SUSAN      COMBINED     PRO FORMA         PRO FORMA
                                                          BURROWES    -----------  ADJUSTMENTS        COMBINED
                                            AMERICAN     -----------  (UNAUDITED)  -----------       -----------
                                          CINEMASTORES   (UNAUDITED)               (UNAUDITED)       (UNAUDITED)
                                          ------------
Net Sales...............................  $  1,675,350   $12,188,000  $13,863,350  $   --            $13,863,350
Cost of Sales...........................     1,072,509     8,501,000    9,573,509                      9,573,509
                                          ------------   -----------  -----------  -----------       -----------
Gross Profit............................       602,841     3,687,000    4,289,841                      4,289,841
Selling, general and administrative
  expenses..............................     2,203,181     4,128,000    6,331,181      301,000(9)      6,632,181
                                          ------------   -----------  -----------  -----------       -----------
Income (loss) from operations...........    (1,600,340)     (441,000)  (2,041,340)    (301,000)       (2,342,340)
Other expense (income)..................       112,381       380,000      492,381                        492,381
                                          ------------   -----------  -----------  -----------       -----------
Net income (loss):
  From operations.......................    (1,712,721)     (821,000)  (2,533,721)    (301,000)       (2,834,721)
                                          ------------   -----------  -----------  -----------       -----------
Dividends to preferred shareholder......       512,684                    512,684                        512,684
                                          ------------   -----------  -----------  -----------       -----------
Net loss allocable to common
  shareholders..........................  $  2,225,405      (821,000) $(3,046,405) $  (301,000)      $(3,347,405)
                                          ------------   -----------  -----------  -----------       -----------
Net loss per share......................  $      (0.30)                                              $     (0.29)
Weighted average common shares
  outstanding...........................     7,314,943                                                11,514,943

   See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                          NOTES TO UNAUDITED PRO FORMA

NOTE 6 SUBSEQUENT EVENTS (CONTINUED)

    1. BASIS OF PRESENTATION. The pro forma condensed combined historical financial statements are based on the assumptions that (a) the acquisition of Susan Burrowes, Ltd. ("SBL") was effected by American CinemaStores, Inc. ("Company") in exchange for 200,000 shares of the Company's common stock to the shareholder of SBL and (b) the Company raised $983,500 from the Regulation D private placement of 5 million shares of common stock to provide working capital to SBL.

    2. FEDERAL INCOME TAX STATUS. The Stockholder of SBL had elected under Subchapter S of the Internal Revenue Code of 1986, as amended, to include the income of SBL as their own for income tax purposes. For pro forma purposes, SBL has been treated as a C-corporation. Considering the consolidated tax loss of the Company, no taxes have been provided for.

    3. CASH AND CASH EQUIVALENTS--PRO FORMA ADJUSTMENT. The increase in cash for the combined company is the result of the Company raising net proceeds of 983,500 for working capital to SBL, as part of the acquisition agreement, via a Regulation D private placement of common stock to accredited shareholders on June 12, 1997.

    4. NOTES RECEIVABLE--PRO FORMA ADJUSTMENT. The note receivable is from the principal shareholder of Susan Burrowes. The Company has agreed to forgive this note over a six month basis, contingent upon the continued employment of this individual by the Company.


    5. GOODWILL--PRO FORMA ADJUSTMENT. Goodwill will be amortized over a period of 5 years.

    6. COMMON STOCK--PRO FORMA ADJUSTMENT. The amount consists of 200,000 shares issued upon the acquisition, less the elimination of Susan Burrowes' common stock upon consolidation. In addition, the adjustment reflects the issuance of 5 million shares of common stock, at $0.25 per share, as a result of the Regulation D private placement used to raise working capital for Susan Burrowes.

    7. ADDITIONAL PAID IN CAPITAL ADJUSTMENT. Accounts for value of the 200,000 shares of common stock issued to the principal of Susan Burrowes at $0.25 per share, its fair value at the date of the closing of the acquisition. In addition, the adjustment reflects the net proceeds associated with issuance of 5 million shares of common stock, at $0.25 per share, as a result of the Regulation D private placement used to raise working capital for Susan Burrowes.

    8. RETAINED EARNINGS--PRO FORMA ADJUSTMENT. The amount consist of the elimination of SBL's retained earnings upon consolidation.

    9. SG & A--PRO FORMA ADJUSTMENT. Adjustment to reflect the amortization of goodwill over its 5 year life.



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


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   APPAREL TECHNOLOGIES, INC.
                                          (Registrant)


Date: March 2, 1998             By:   /s/ Barry Hall
                                      ----------------------------
                                         Barry Hall,
                                         Chief Financial Officer



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